UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2015

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 MADISON AVENUE	38103
MEMPHIS, TENNESSEE	(Zip Code)
(Address of principal executive office)

Registrant’s telephone number, including area code: (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

ITEM 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.2 is a copy of First Horizon National Corporation Investor Slide Presentation for the quarter ended March 31, 2015, which was released today.

The foregoing information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.” The exhibit speaks as of the date thereof and First Horizon National Corporation (“First Horizon”) does not assume any obligation to update in the future the information therein.

ITEM 2.02. Results of Operations and Financial Condition.

ITEM 8.01. Other Events.

Filed as Exhibit 99.1 is a copy of the First Horizon National Corporation Financial Supplement for the quarter ended March 31, 2015, which was released today.

The exhibit speaks as of the date thereof and First Horizon does not assume any obligation to update in the future the information therein.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit #	Description

99.1	First Horizon National Corporation Financial Supplement for the quarter ended March 31, 2015.

99.2	First Horizon National Corporation Investor Slide Presentation for the quarter ended March 31, 2015.

Exhibit 99.2 is furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 17, 2015	By: /s/ William C. Losch III
William C. Losch III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	First Horizon National Corporation Financial Supplement for the quarter ended March 31, 2015.
99.2	First Horizon National Corporation Investor Slide Presentation for the quarter ended March 31, 2015.

Exhibit 99.2 is furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.